                                  SCHEDULE 14C

        INFORMATION STATEMENT PURSUANT TO SECTION 14(C) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the registrant [X]

Filed by a party other than the registrant [ ]

Check the appropriate box:

[ ] Preliminary Information Statement
[ ] Confidential, for use of the Commission only (only as permitted by Rule
    14c-5(d)(2))
[X] Definitive Information Statement

                                      VOXEL
-----------------------------------------------------------------------------
                (Name of Registrant as Specified in its Charter)

-----------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2)      Aggregate number of securities to which transaction applies:

    (3) Per unit or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4)      Proposed maximum aggregate value of transaction:

    (5)      Total fee paid:

[ ] Fee paid previously with Preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing fee for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

 (1) Amount Previously Paid:

 (2) Form, Schedule or Registration Statement No.

 (3) Filing Party:

 (4) Date Filed:


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


                                TABLE OF CONTENTS



                                                                              Page

GENERAL INFORMATION..............................................................1

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON..........................3

EXECUTIVE OFFICERS...............................................................3

PRINCIPAL STOCKHOLDERS.......................................................... 3

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE..........................4

FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE..................................4

APPROVAL OF MERGER OF THE COMPANY TO EFFECTUATE A CHANGE OF DOMICILE
OF THE COMPANY FROM CALIFORNIA TO DELAWARE.......................................5


APPROVAL OF AMENDMENT TO THE COMPANY'S CERTIFICATE OF INCORPORATION TO (A)
CHANGE THE NAME OF THE COMPANY TO DOVER GLEN, INC., (B) REVERSE SPLIT THE
COMPANY'S COMMON STOCK AND (C) TO EFFECT AN ADJUSTMENT IN THE TOTAL AUTHORIZED
CAPITAL STOCK....................................................................5

PURPOSE AND EFFECT OF NAME CHANGE, REVERSE SPLIT AND CAPITAL INCREASE............6
         GENERAL.................................................................6
         REASONS FOR THE NAME CHANGE, REVERSE SPLIT AND
                  INCREASE OF AUTHORIZED COMMON STOCK............................6
         VOTE REQUIRED...........................................................6
         POTENTIAL RISKS OF THE REVERSE SPLIT....................................6
         POTENTIAL EFFECTS OF THE REVERSE SPLIT AND INCREASE
                  OF AUTHORIZED COMMON STOCK.....................................8
         EFFECTIVENESS OF THE REVERSE SPLIT AND INCREASE OF
                  AUTHORIZED COMMON STOCK........................................8
         CERTAIN FEDERAL INCOME TAX CONSEQUENCES.................................8


STOCKHOLDERS' RIGHTS.............................................................9

DISSENTERS' RIGHTS...............................................................9

EXPENSES.........................................................................10

STOCKHOLDERS' SHARING AN ADDRESS.................................................10

CONCLUSION.......................................................................10

EXHIBIT "A"......................................................................11

                                   Voxel. Inc.
                         330 Clematis Street, Suite 217
                         West Palm Beach, Florida 33401

                              INFORMATION STATEMENT
      PURSUANT TO SECTION 14(c) OF THE SECURITIES AND EXCHANGE ACT OF 1934

                  Approximate Date of Mailing: August 12, 2008

                               GENERAL INFORMATION

Dear Shareholders:

         This information Statement is being furnished by the Board of Directors (the "Board") of Voxel (the "Company") to inform shareholders of the Company of the approval of certain shareholders' actions. This information Statement will be mailed to holders of record of common stock, no par value (the "Common Stock"), of the Company as of the close of business on August 8, 2008. On that date, the Company had outstanding and entitled to vote 8,447,014 shares of its Common Stock. Specifically, this Information Statement relates to the following:

         1. To change the Company's domicile from California to Delaware by merging the Company into a recently formed Dover Glen, Inc., a Delaware corporation (hereinafter sometimes referred to as "Delaware Corp"), which was formed for the purpose of effecting the merger and name change as further described herein. The Agreement and Plan of Merger will provide among other things, that eighty-five (85) of the Company's shares of common stock will automatically convert into 1 Share of the Delaware Corp common stock without further action on the part of the shareholders. A copy of the Plan of Merger is attached hereto as Exhibit "A".

         2. Shareholders' approval of a change of the Company's name, to Dover Glen, Inc., which name change is concurrent with and part of the Plan of Merger.

         3. Shareholders' approval of change in the Company's capital stock by adopting the Delaware Corporation Certificate of Incorporation in the Plan of Merger such that there shall be an increase in the authorized capital stock to 325,000,000 of which 300,000,000 will be classified as common stock, par value $0.001 per share, and 25,000,000 will be classified as Preferred Stock, par value $0.001 per share. Ten Million (10,000,000) shares of the Preferred Stock shall remain Series B Preferred Stock and the remaining fifteen million (15,000,000) shall be issuable in series with such powers, designations, preferences and relative, participating, optional or other specific rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions. A copy of the Delaware Certificate of Incorporation is attached hereto as Exhibit "B" and a copy of the Certificate of Amendment to the Certificate of Incorporation is attached hereto as Exhibit "C".

         On July 28, 2008 shareholders owning in the aggregate 10,000,000 shares of convertible Series B Preferred Stock representing 92.2% of the total voting rights of all voting capital stock consented in writing to the matters described herein. As a result, these matters were approved by the majority required by law and no further votes will be needed.

                                    Sincerely,

                                    /s/ Michael Anthony
                                   -----------------------------
                                   MICHAEL ANTHONY
                                   Chief Executive Officer

                 NO VOTE OR ACTION OF THE COMPANY'S SHAREHOLDERS
                 IS REQUIRED IN CONNECTION WITH THIS INFORMATION

                    WE ARE NOT ASKING YOU FOR A PROXY AND YOU
                      ARE REQUESTED NOT TO SEND US A PROXY

      THIS IS NOT A NOTICE OF A MEETING OF STOCKHOLDERS AND NO STOCKHOLDER
          MEETING WILL BE HELD TO CONSIDER ANY MATTER DESCRIBED HEREIN.

                              INFORMATION STATEMENT

The matter upon which action is being taken is:

To change the Company's domicile from California to Delaware by merging the Company into a recently formed Dover Glen, Inc., a Delaware corporation (hereinafter sometimes referred to as "Delaware Corp"), which was formed for the purpose of effecting the merger. The Agreement and Plan of Merger will provide among other things, that the name of the surviving company shall be Dover Glen, Inc., and that eighty-five (85) of the Company's shares of common stock will automatically convert into 1 Share of the Delaware Corp common stock without further action on the part of the shareholders.

Stockholders holding shares representing 92.2% of the votes entitled to be cast at a meeting of the Company's stockholders consented in writing to the proposed action. The approval by the stockholders for the change in domicile, name change and reverse split will not become effective until 20 days from the date of mailing of this Information Statement to our stockholders.

The Company's Board of Directors approved the change of domicile, name change and reverse split as noted above on July 28, 2008. In connection with the Company's change of domicile from California to Delaware, the Company's authorized capital stock will be changed to increase the authorized capital stock to 325,000,000 of which 300,000,000 will be classified as common stock, par value $0.001 per share, and 25,000,000 will be classified as Preferred Stock, par value $0.001 per share, 10,000,000 of which shall remain Series B Preferred Shares with the same rights and preferences as the current Series B Preferred Shares and the remaining 15,000,000 of which shall be issuable in series with such powers, designations, preferences and relative, participating, optional or other specific rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

The anticipated effective date of the change in domicile will be approximately 20 days after the mailing of this Information Statement to our stockholders.

If the proposed actions were not adopted by written majority stockholder consent, it would have been necessary for these actions to be considered by the Company's stockholders at a Special Stockholder's Meeting convened for the specific purpose of approving the actions.

The elimination of the need for a special meeting of the stockholders to approve the actions is authorized by Section 603 of the California Corporations Code (the "California Law"). This Section provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. According to Section 603 of the California Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to take the contemplated action.

The date on which this Information Statement was first sent to the stockholders is on or about August 12, 2008. The record date established by the Company for purposes of determining the number of outstanding shares of voting capital stock of the Company was August 8, 2008, (the "Record Date").

As a matter of regulatory compliance, we are sending you this Information Statement, which provides you with information about this corporate action. Your consent to the action is not required and is not being solicited. This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934.


             INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, nominee for election as a director, associate of any director, executive officer or nominee or any other person has any substantial interest, direct or indirect, by security holdings or otherwise, resulting from the matters described herein, which is not shared by all other stockholders pro-rata, and in accordance with their respective interests.

                               EXECUTIVE OFFICERS

The executive officers of the Company are identified in the table below. Each executive officer of the Company serves at the pleasure of the Board.

                                 Date Became an
Name:               Age          Executive Officer          Position
-----               ---          -----------------          -------

Michael Anthony      42          September 5, 2007          President, Director
                                                            CEO, CFO, Secretary

                             PRINCIPAL STOCKHOLDERS

To the Company's knowledge, the following table sets forth information with respect to beneficial ownership of outstanding common stock as of July 28, 2008 by:

         o each person known by the Company to beneficially own more than 5% of the outstanding shares of the Company's common stock;

         o        each of the Company's named executive officers;

         o        each of the Company's directors; and

         o all of the Company's executive officers and directors as a group.

         Beneficial ownership is determined in accordance with SEC rules and includes voting or investment power with respect to the securities as well as securities which the individual or group has the right to acquire within 60 days of the original filing of this Information Statement. Unless otherwise indicated, the address for those listed below is c/o Voxel, 330 Clematis Street, Suite 217, West Palm Beach, Florida 33401. Except as indicated by footnote, and subject to applicable community property laws, the persons named in the table have sole voting and investment power with respect to all shares of common stock shown as beneficially owned by them. The number of shares of the common stock outstanding used in calculating the percentage for each listed person includes the shares of common stock underlying options or other convertible securities held by such persons that are exercisable within 60 days of July 28, 2008, but excludes shares of common stock underlying options or other convertible securities held by any other person. The number of shares of common stock outstanding as of July 28, 2008 was 8,447,014. Except as noted otherwise, the amounts reflected below are based upon information provided to the Company and filings with the SEC.



Owner                    Common Shares  Percentage(1)  Preferred Shares(3) Percentage
------------------------------------------------------------------------------------
Michael Anthony(2)            1,000      .01%            10,000,000            100%
------------------------------------------------------------------------------------
Officers and directors as     1,000      .01%            10,000,000            100%
a group (1 persons)

5% Owners:

None

-----------------------------------------------------------------------------------


(1) Based on 8,447,014 shares of common stock and 10,000,000 shares of Series B Preferred Stock outstanding as of July 28, 2008.

(2) Held by Corporate Services International, a private services corporation of which Mr. Anthony is the President and sole shareholder.

(3) Each share of Series B Preferred Stock entitles the holder thereof to preferred dividends at the annual rate of eight cents ($.08), ten (10) votes on all matters put to a vote of stockholders, the right to convert each share into ten (10) shares of common stock and a liquidation preference of $1.00 per share.

There are no arrangements which may result in a change in control of Voxel.


             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Under Section 16(a) of the Securities and Exchange Act of 1934, as amended, the directors and officers of the Company and any person who owns ten percent or more of the Company's Common Stock are required to report their initial ownership of the Company's Common Stock and any subsequent changes in that ownership to the SEC on Forms 3, 4 and 5. Such reporting persons are also required by SEC regulations to furnish the Company with copies of all such reports that they file in accordance with Section 16(a).

To the Company's knowledge, based solely upon review of the copies of such reports furnished to the Company and representations made to the Company, no other reports were required, during and with respect to the period ended July 28, 2008 and all reporting persons have complied with all filing requirements to such persons.

                 FORWARD-LOOKING STATEMENTS MAY PROVE INACCURATE

This Information Statement contains forward-looking statements that involve risks and uncertainties. Such statements are based on current expectations, assumptions, estimates and projections about the Company and its industry. Forward-looking statements are subject to known and unknown risks, uncertainties and other factors that may cause actual results, levels of activity, performance, achievements and prospects to be materially different from those expressed or implied by such forward-looking statements. The Company undertakes no obligation to update publicly any forward-looking statements for any reason even if new Information becomes available or other events occur in the future. The Company believes that such statements are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995.

Actual outcomes are dependent upon many factors. Words such as "anticipates," "believes," "estimates," "expects," "hopes," "targets" or similar expressions are intended to identify forward-looking statements, which speak only as of the date of this Information Statement, and in the case of documents incorporated by reference, as of the date of those documents. The Company undertakes no obligation to update or release any revisions to any forward-looking statements or to report any events or circumstances after the date of this Information Statement or to reflect the occurrence of unanticipated events, except as required by law.

           APPROVAL OF A CHANGE OF DOMICILE, CHANGE OF NAME, A REVERSE
                 SPLIT AND INCREASE IN AUTHORIZED CAPITAL STOCK

REASON FOR CHANGE OF STATE OF INCORPORATION

The purpose of the change of the State of Incorporation from California to Delaware is because management believes that the corporate law of the State of Delaware will be more beneficial to the operation of the business of the Company and will enable the Company to more efficiently pursue its business opportunities. In addition, it is the belief of management that Delaware is the preferred state of business for companies which are looking to merge with a public corporate shell, such as us.

CHANGE OF NAME

Voxel has determined to change its name to Dover Glen, Inc., a name it believes is generic and could be representative of any business. The name was not meant to be indicative of the Company's intention to pursue a business in any particular industry. Voxel's current business plan is to seek, investigate and, if such investigation warrants, acquire an interest in business opportunities presented to it by persons or firms who or which desire to seek the perceived advantages of an Exchange Act registered corporation. Management believes that a new generic name will assist the Company in attracting potential merger candidates and otherwise further its plans.

INCREASE IN AUTHORIZED CAPITAL STOCK

The Board of Directors and shareholders holding the necessary number of votes have approved an increase in the Company's authorized capital stock and have included the new capital structure in the appropriate section of the Delaware Certificate of Incorporation filed for the Delaware entity, which Certificate of Incorporation shall become the Company's Certificate of Incorporation upon effectuation of the Merger. The new capital structure is as follows: the total authorized capital stock of the Company is 325,000,000 shares, of which 300,000,000 are classified as common stock, par value $0.001 per share, and 25,000,000 are classified as preferred stock, par value $0.001 per share. Ten Million (10,000,000) shares of the Preferred Stock shall remain Series B Preferred Stock with all of its current rights and preferences and the remaining fifteen million (15,000,000) shall be issuable in series with such powers, designations, preferences and relative, participating, optional or other special rights, and qualifications, limitations or restrictions thereof, as the Board may fix from time to time by resolution or resolutions.

In approving the increase in authorized capital stock, the Board of Directors considered that many businesses which might be interested in merging into a public shell such as our Company may need public financing which could include the issuance of common stock. The Board of Directors believes that the increase in available common stock will be a more appealing capital structure to potential merger or acquisition opportunities.

PURPOSE AND EFFECT OF REVERSE SPLIT

GENERAL

The board of directors has unanimously approved, and recommended to the stockholders, a proposal to include in the plan of merger a reverse split of the shares of the Company's capital stock issued and outstanding, or held as treasury shares whereby every 85 shares of common stock shall be combined and converted into one share of common stock.

REASONS FOR THE REVERSE SPLIT

In approving the reverse split, the board of directors considered that the Company's common stock may not appeal to brokerage firms that are reluctant to recommend lower priced securities to their clients. Investors may also be dissuaded from purchasing lower priced stocks because the brokerage commissions, as a percentage of the total transaction, tend to be higher for such stocks. Moreover, the analysts at many brokerage firms do not monitor the trading activity or otherwise provide coverage of lower priced stocks. The board of directors also believes that most investment funds are reluctant to invest in lower priced stocks.

The board of directors proposed the reverse split as one method to attract investors and business opportunities in the Company. The Company believes that the reverse split may improve the price level of the Company's common stock and that this higher share price could help generate additional interest in the Company.

However, the effect of the reverse split upon the market price for the Company's common stock cannot be predicted, and the history of similar stock split combinations for companies in like circumstances is varied. There can be no assurance that the market price per share of the Company's common stock after the reverse split will rise in proportion to the reduction in the number of shares of common stock outstanding resulting from the reverse split. The market price of the Company's common stock may also be based on its performance and other factors, some of which may be unrelated to the number of shares outstanding.

VOTE REQUIRED

The affirmative vote of a majority of the Company's voting power is required for approval of this reverse split, as well as the change of domicile and increase authorized capital stock.

POTENTIAL RISKS OF THE REVERSE SPLIT

Upon effectiveness of the reverse split there can be no assurance that the bid price of the Company's common stock will continue at a level in proportion to the reduction in the number of outstanding shares resulting from the reverse split, that the reverse split will result in a per share price that will increase its ability to attract and retain employees and other service providers or that the market price of the post-split common stock can be maintained. The market price of the Company's common stock will also be based on its financial performance, market condition, the market perception of its future prospects, as well as other factors, many of which are unrelated to the number of shares outstanding. If the reverse split is effected and the market price of the Company's common stock declines, the percentage decline as an absolute number and as a percentage of the Company's overall capitalization may be greater than would occur in the absence of a reverse split.

POTENTIAL EFFECTS OF THE REVERSE SPLIT

         General

Pursuant to the reverse split, each 85 shares of the Company's capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, will become one share of the same class of the Company's capital stock after consummation of the reverse split. Following the reverse split and change of domicile the authorized common stock of the Company will be 300,000,000 shares, $.001 par value and the authorized preferred stock of the Company will be 25,000,000 shares, $.001 par value.

         Effect on Authorized and Outstanding Shares

The Company is currently authorized to issue a maximum of 15,000,000 shares of common stock and 10,000,000 shares of preferred stock. As of July 28, 2008, there were 8,447,014 shares of common stock issued and outstanding, or held as treasury shares and 10,000,000 shares of preferred stock outstanding. The number of shares of capital stock issued and outstanding, or held as treasury shares (as well as the number of shares of common stock underlying any options, warrants, convertible debt or other derivative securities), will be reduced to a number that will be approximately equal to the number of shares of capital stock issued and outstanding, or held as treasury shares, immediately prior to the effectiveness of the reverse split, divided by 85. The number of shares of preferred stock outstanding shall remain unchanged.

As a result of the increase in authorized capital stock, following the reverse split and change of domicile the authorized common stock of the Company will be 300,000,000 shares, $.001 par value and the authorized preferred stock of the Company will be 25,000,000 shares, $.001 par value.

With the exception of the number of shares issued and outstanding, or held as treasury shares, the rights and preferences of the shares of capital stock prior and subsequent to the reverse split will remain the same. It is not anticipated that the Company's financial condition, the number of stockholders, or any aspect of the Company's business would materially change, as a result of the reverse split, change in domicile or increase in authorized capital stock. However, the percentage ownership of management shall increase as management owns preferred stock which is not subject to the reverse split. In particular, management's ownership will increase from 92.2% to 99% following the reverse split.

The reverse split will be affected simultaneously for all of the Company's common stock and the exchange ratio will be the same for all of the Company's common stock. The reverse split will affect all of our common stockholders uniformly and will not affect any common stockholder's percentage ownership interests in the Company or proportionate voting power, except to the extent that the reverse split could result in any stockholders owning a fractional share. See "Fractional Shares" below. To prevent the ownership of fractional shares, the Company has provided that all odd lots will be rounded up. The reverse split will not alter the respective voting rights and other rights of stockholders. Each share of common stock issued pursuant to the reverse split will remain fully paid and non-assessable.

The Company will continue to be subject to the periodic reporting requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). The Company's common stock is currently registered under Section 12(g) of the Exchange Act and as a result, is subject to periodic reporting and other requirements. The proposed reverse split will not affect the registration of the Company's common stock under the Exchange Act.

         Prevention of Potential Odd Lots

If approved, the reverse split will result in some stockholders owning "odd-lots" of less than 85 shares of the Company's common stock. Brokerage commissions and other costs of transactions in odd-lots are generally somewhat higher than the costs of transactions in "round-lots" of even multiples of 10 shares. Accordingly, the Company has provided that no fractional shares shall be issued and rather, all odd lots shall be rounded up.

         Increase of Shares of All Classes of Capital Stock Available for Future Issuance

As a result of the reverse split and accompanying increase in current available authorized common stock, there will be a reduction in the number of shares of common stock issued and outstanding, or held as treasury shares, however, the number of authorized shares which would are unissued and available for future issuance after the reverse split shall increase.

EFFECTIVENESS OF THE REVERSE SPLIT

         The reverse split and increase in authorized common stock, will become effective on August 30, 2008 assuming the Company has filed the Plan of Merger with the Secretary of State of the State of Delaware and the Secretary of State of the State of California. It is expected that such filing will take place on or before August 30, 2008.

         Commencing upon the effective day of the reverse split, each certificate of the Company's common stock will be deemed for all corporate purposes to evidence ownership of the reduced number of shares of common stock resulting from the reverse split. As soon as practicable after the effective date, stockholders will be notified as to the effectiveness of the reverse split and instructed as to how and when to surrender their certificates representing shares of common stock prior to the reverse split in exchange for certificates representing shares of common stock after the reverse split. We intend to use Computershare Trust Company as our exchange agent in effecting the exchange of the certificates following the effectiveness of the reverse split. STOCKHOLDERS SHOULD NOT DESTROY ANY STOCK CERTIFICATE AND SHOULD NOT SUBMIT ANY CERTIFICATES WITHOUT THE LETTER OF TRANSMITTAL.

         The Company will not issue fractional shares in connection with the reverse split. Instead, any fractional share that results from the reverse split will be rounded up to the next whole share. This is being done to avoid the expense and inconvenience of issuing and transferring fractional shares of our common stock as a result of the stock split.

CERTAIN FEDERAL INCOME TAX CONSEQUENCES

         The following discussion summarizing certain federal income tax consequences of the reverse split is based on the Internal Revenue Code of 1986, as amended (the "CODE"), the applicable Treasury Regulations promulgated thereunder, judicial authority and current administrative rulings and practices in effect on the date this Information Statement was first mailed to stockholders. This discussion is for general information only and does not discuss consequences that may apply to special classes of taxpayers (e.g., non-resident aliens, broker-dealers, or insurance companies).

         The receipt of the common stock following the effective date of the reverse split, solely in exchange for the common stock held prior to the reverse split will not generally result in the recognition of gain or loss to the stockholders. Although the issue is not free from doubt, additional shares received in lieu of fractional shares, including shares received as a result of the rounding up of fractional share ownership, should be treated in the same manner. The adjusted tax basis of a stockholder in the common stock received after the reverse split will be the same as the adjusted tax basis of the common stock held prior to the reverse split exchanged therefore, and the holding period of the common stock received after the reverse split will include the holding period of the common stock held prior to the reverse split exchanged therefore. No gain or loss will be recognized by the Company as a result of the reverse split. The Company's views regarding the tax consequences of the reverse split are not binding upon the Internal Revenue Service or the courts, and there can be no assurance that the Internal Revenue Service or the courts would accept the positions expressed above.

         THIS SUMMARY IS PROVIDED FOR GENERAL INFORMATION ONLY AND DOES NOT PURPORT TO ADDRESS ALL ASPECTS OF THE POSSIBLE FEDERAL INCOME TAX CONSEQUENCES OF THE REVERSE SPLIT AND IS NOT INTENDED AS TAX ADVICE TO ANY PERSON. IN PARTICULAR, AND WITHOUT LIMITING THE FOREGOING, THIS SUMMARY ASSUMES THAT THE SHARES OF COMMON STOCK ARE HELD AS "CAPITAL ASSETS" AS DEFINED IN THE CODE, AND DOES NOT CONSIDER THE FEDERAL INCOME TAX CONSEQUENCES TO THE COMPANY'S STOCKHOLDERS IN LIGHT OF THEIR INDIVIDUAL INVESTMENT CIRCUMSTANCES OR TO HOLDERS WHO MAY BE SUBJECT TO SPECIAL TREATMENT UNDER THE FEDERAL INCOME TAX LAWS (SUCH AS DEALERS IN SECURITIES, INSURANCE COMPANIES, FOREIGN INDIVIDUALS AND ENTITIES, FINANCIAL INSTITUTIONS AND TAX EXEMPT ENTITIES). IN ADDITION, THIS SUMMARY DOES NOT ADDRESS ANY CONSEQUENCES OF THE REVERSE SPLIT UNDER ANY STATE, LOCAL OR FOREIGN TAX LAWS. THE STATE AND LOCAL TAX CONSEQUENCES OF THE REVERSE SPLIT MAY VARY AS TO EACH STOCKHOLDER DEPENDING ON THE STATE IN WHICH SUCH STOCKHOLDER RESIDES. AS A RESULT, IT IS THE RESPONSIBILITY OF EACH STOCKHOLDER TO OBTAIN AND RELY ON ADVICE FROM HIS, HER OR ITS TAX ADVISOR AS TO, BUT NOT LIMITED TO, THE
FOLLOWING: (A) THE EFFECT ON HIS, HER OR ITS TAX SITUATION OF THE REVERSE SPLIT, INCLUDING, BUT NOT LIMITED TO, THE APPLICATION AND EFFECT OF STATE, LOCAL AND FOREIGN INCOME AND OTHER TAX LAWS; (B) THE EFFECT OF POSSIBLE FUTURE LEGISLATION OR REGULATIONS; AND (C) THE REPORTING OF INFORMATION REQUIRED IN CONNECTION WITH THE REVERSE SPLIT ON HIS, HER OR ITS OWN TAX RETURNS. IT WILL BE THE RESPONSIBILITY OF EACH STOCKHOLDER TO PREPARE AND FILE ALL APPROPRIATE FEDERAL, STATE AND LOCAL TAX RETURNS.

STOCKHOLDERS' RIGHTS

         The elimination of the need for a special meeting of the stockholders to approve the actions is authorized by Section 603 of the California Corporations Code (the "California Law"). This Section provides that action may be taken by the written consent of the holders of outstanding shares of voting capital stock, having not less than the minimum number of votes which would be necessary to authorize or take the action at a meeting at which all shares entitled to vote on a matter were present and voted. According to Section 603 of the California Law, a majority of the outstanding shares of voting capital stock entitled to vote on the matter is required in order to take the contemplated action.

DISSENTERS' RIGHTS

     The California Law does not provide for dissenter's rights in connection with any of the actions proposed in this Information Statement.

EXPENSES

     The costs of preparing, printing and mailing this Information Statement will be borne by the Company. The Company may reimburse brokerage firms and other persons representing beneficial owners of shares for their expenses in forwarding solicitation material to those beneficial owners.

STOCKHOLDERS SHARING AN ADDRESS

      The Company will deliver only one Information Statement to multiple stockholders sharing an address unless the Company has received contrary instructions from one or more of the stockholders. The Company undertakes to deliver promptly, upon written or oral request, a separate copy of the Information Statement to a stockholder at a shared address to which a single copy of the Information Statement is delivered. A stockholder can notify the Company that the stockholder wishes to receive a separate copy of the Information Statement by contacting the Company at the telephone number or address set forth above.

CONCLUSION

       As a matter of regulatory compliance, the Company is sending you this Information Statement which describes the purpose and effect of the actions proposed in this Information Statement. This Information Statement is intended to provide the Company's stockholders the information required by the rules and regulations of the Exchange Act.




                                          By Order of the Board of Directors

                                          /s/ Michael Anthony
                                          -----------------------------
                                         Michael Anthony
                                         CEO

                                    EXHIBIT A
                                 PLAN OF MERGER

                          AGREEMENT AND PLAN OF MERGER

      This Agreement and Plan of Merger is adopted by Voxel, a business corporation organized under the laws of the State of California, by resolution of its Board of Directors on July 28, 2008, and is adopted by Dover Glen, Inc., a business corporation organized under the laws of the State of Delaware, by resolution of its Board of Directors on July 28, 2008. The names of the corporations planning to merge are Voxel, a business corporation organized under the laws of the State of California and Dover Glen, Inc., a business corporation organized under the laws of the State of Delaware. The name of the surviving corporation is Dover Glen, Inc., a Delaware corporation.

      1. Voxel a California corporation, and Dover Glen, Inc., a Delaware corporation, shall pursuant to the provisions of the California Corporations Act and pursuant to the provisions of the Delaware General Corporation Law, be merged into a single corporation, to wit, Dover Glen, Inc., a Delaware corporation, which shall be the surviving corporation at the effective time of the filing of this Agreement of Merger or a Certificate of Merger with the State of Delaware. Dover Glen, Inc., a Delaware corporation may sometimes be referred to as the "Surviving Corporation" and shall continue to exist in accordance with the provisions of the laws of the jurisdiction of its organization. The separate existence of Voxel, a California corporation, which is hereinafter referred to as the "Non-Surviving Corporation" shall cease at the effective time and date of the merger in accordance with the provisions of the California Corporate Statutes.

      2. The present Articles of Incorporation of the Surviving Corporation shall be the Articles of Incorporation of said Surviving Corporation and said Articles of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the Surviving Corporation.

      3. The present Bylaws of the Surviving Corporation will be the bylaws of said Surviving Corporation and will continue in full force and effect until changed, altered or amended as therein provided and in the manner prescribed by the provisions of the laws of the jurisdiction of organization of the Surviving Corporation.

      4. The directors and officers of the Surviving Corporation, which are the same as the directors and officers of the Non-Surviving Corporation, at the effective time and date of the merger shall be the members of the first Board of Directors and the first officers of the Surviving Corporation, all of whom shall hold their respective offices until the election and qualification of their respective successors or until their tenure is otherwise terminated in accordance with the bylaws of the Surviving Corporation.

      5. Each Eighty-Five (85) shares of the issued and outstanding shares of the Non-Surviving Corporation immediately before the effective time and date of the merger shall be converted into one share of the same class of stock of the Surviving Corporation, without further action required of the stockholders.

      6. The Agreement of Merger herein made and approved shall be submitted to the shareholders of the Surviving and Non-Surviving Corporation for approval as required by the laws of the State of California and the laws of the State of Delaware.

      7. In the event that the Agreement of Merger shall have been approved by the shareholders entitled to vote of the Non-Surviving Corporation and by the shareholders entitled to vote of the Surviving Corporation in the manner prescribed by the laws of the State of California and the laws of the State of Delaware, the Non-Surviving Corporation and the Surviving Corporation hereby stipulate that they will cause to be executed and filed and/or recorded any document or documents prescribed by the laws of the State of California and the laws of the State of Delaware and that they will cause to be performed all necessary acts therein and elsewhere to effectuate the merger.

      8. The Board of Directors and the proper officers of the Non-Surviving Corporation and the Board of Directors and the proper officers of the Surviving Corporation respectively, are hereby authorized, empowered, and directed to do any and all acts and things and to make, execute, deliver, file and/or record any and all instruments, papers and documents which shall be or become necessary, proper, or convenient to carry out or put into effect any of the provisions of this Agreement of Merger or of the merger herein provided for.


Executed July 28, 2008                       VOXEL
                                             a California corporation

                                             By: /s/ Michael Anthony
                                                --------------------------------
                                                Michael Anthony, President


                                             DOVER GLEN, INC.
                                             a Delaware corporation

                                             By: /s/ Michael Anthony
                                                --------------------------------
                                                Michael Anthony, President

                                    EXHIBIT B
                       DELAWARE ARTICLES OF INCORPORATION

                          CERTIFICATE OF INCORPORATION
                                       OF
                                   VOXEL, INC.

                                    ARTICLE I
                                      NAME

The name of the Corporation shall be VOXEL, INC.

                                   ARTICLE II
                               PERIOD OF DURATION

VOXEL, INC. (the "CORPORATION") shall have perpetual existence.

                                   ARTICLE III
                           REGISTERED OFFICE AND AGENT

The address of the registered office of the Corporation in the State of Delaware is 800 Delaware Avenue, City of Wilmington, New Castle County 19801. The name of the Corporation's registered agent at that address is Delaware Corporations LLC. Either the registered office or the registered agent may be changed in the manner provided by law.

                                   ARTICLE IV
                                     PURPOSE

The purpose for which the Corporation is formed is to engage in and to transact any lawful business or businesses for which corporations may be incorporated pursuant to the Delaware General Corporation Law, including without limitation any lawful business or businesses similar to that of a holding company.

                                    ARTICLE V
                                     POWERS

In furtherance of the foregoing purposes the Corporation shall have and may exercise all of the rights, powers and privileges now or hereafter conferred upon corporations organized under Delaware General Corporation Law, as amended. In addition, it may do everything necessary, suitable or proper toward the accomplishment of any corporate purpose.

                                   ARTICLE VI
                                  CAPITAL STOCK

The total number of shares of stock which the Corporation shall have authority to issue is 252,000,000; 250,000,000 shares shall be designated common stock, par value .001 per share and 2,000,000 shares shall be designated as preferred stock, par value .001 per share.

Preferred Stock:

The Board of Directors of the Corporation is vested with the authority to determine and state the designations and preferences, limitations, relative rights and voting rights, if any, of each series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate of incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical.

No share shall be issued without consideration being exchanged, and it shall thereafter be non-assessable.

The following is a description of each class of stock of the Corporation with the preferences, conversion and other rights, restrictions, voting powers, limitations as to distributions, qualifications, and terms and conditions of redemption of each class:

FIRST: The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

SECOND: Notwithstanding any provision of this Certificate of Incorporation to the contrary, the affirmative vote of a majority of all the votes entitled to be cast on the matter shall be sufficient, valid and effective, after due authorization, approval or advice of such action by the Board of Directors, as required by law, to approve and authorize the following acts of the Corporation:

(i) any amendment of this Certificate of Incorporation;

(ii) the merger of the Corporation into another corporation or the merger of one or more other corporations into the Corporation;

(iii) the sale, lease, exchange or other transfer of all, or substantially all, of the property and assets of the Corporation, including its goodwill and franchises;

(iv) the participation by the Corporation in a share exchange (as defined in Delaware General Corporation Law); and

(v) the voluntary or involuntary liquidation, dissolution or winding-up of or the revocation of any such proceedings relating to the Corporation.

                                   ARTICLE VII
                          QUORUM PROTECTIVE PROVISIONS

Quorum. The presence in person or by proxy of the holders of record of a majority of the shares of the capital stock of the Corporation issued and outstanding and entitled to vote thereat shall constitute a quorum at all meetings of the stockholders, except as otherwise provided by the Delaware General Corporation Law, by this Certificate of Incorporation or by the Corporation's By-Laws. If less than a quorum shall be in attendance at the time for which the meeting shall have been called, the meeting may be adjourned from time to time by a majority vote of the stockholders present or represented, without any notice other than by announcement at the meeting, until a quorum shall attend. At any adjourned meeting at which a quorum shall attend, any business may be transacted which might have been transacted if the meeting had been held as originally called.

                                  ARTICLE VIII
                                PREEMPTIVE RIGHTS

A shareholder of the Corporation shall not be entitled to a preemptive or preferential right to purchase, subscribe for, or otherwise acquire any unissued or treasury shares of stock of the Corporation, or any options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares, or any shares, bonds, notes, debentures, or other securities convertible into or carrying options or warrants to purchase, subscribe for or otherwise acquire any such unissued or treasury shares.

                                   ARTICLE IX
                            CUMULATIVE VOTING RIGHTS

The shareholders shall not be entitled to cumulative voting rights.

                                    ARTICLE X
                               BOARD OF DIRECTORS

The Board of Directors shall consist of not less than one (1) and not more than nine (9) directors. Within the foregoing limits, the number of directors from time to time comprising the entire board of directors shall be fixed by or in the manner provided in the By-Laws.

(1) The Board of Directors shall have the power to authorize the issuance from time to time of shares of stock of any class, whether now or hereafter authorized, or securities convertible into or exercisable for shares of its stock of any class or classes, including options, warrants or rights, whether now or hereafter authorized.

(2) The Board of Directors shall have the power, if authorized by the By-Laws, to designate by resolution or resolutions adopted by a majority of the Board of Directors, one or more committees, each committee to consist of two or more of the directors of the Corporation, which, to the extent provided in said resolutions or in the By-Laws of the Corporation and permitted by the Delaware General Corporation Law, shall have and may exercise any or all of the powers of the Board of Directors in the management of the business and affairs of the Corporation, and shall have power to authorize the seal of the Corporation to be affixed to all instruments and documents which may require it.

(3) If the By-Laws so provide, the Board of Directors shall have the power to hold its meetings, to have an office or offices and, subject to the provisions of Delaware General Corporate Law, to keep the books of the Corporation, outside of said State at such place or places as may from time to time be designated by it.

(4) The Board of Directors shall have the power to borrow or raise money, from time to time and without limit, and upon any terms, for any corporate purposes; and, subject to the Delaware General Corporation Law, to authorize the creation, issuance, assumption or guaranty of bonds, notes or other evidences of indebtedness for moneys so borrowed, to include therein necessary provisions such as redemption, conversion or otherwise, as the Board of Directors, in its sole discretion, may determine and to secure the payment of principal, interest or sinking fund in respect thereof by mortgage upon, or the pledge of, or the conveyance or assignment in trust of, the whole or any part of the properties, assets and goodwill of the Corporation then owned or thereafter acquired.

(5) The Board of Directors shall have the power to adopt, amend and repeal the By-Laws of the Corporation.

The enumeration and definition of a particular power of the Board of Directors included in the foregoing shall in no way be limited or restricted by reference to or inference from the terms of any other clause of this or any other article of this Certificate of Incorporation, or construed as or deemed by inference or otherwise in any manner to exclude or limit any powers conferred upon the Board of Directors under the laws of the State of Delaware now or hereafter in force.

                                   ARTICLE XI
                                 INDEMNIFICATION
The Corporation may:

(A) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative (other than an action by or in the right of the Corporation), by reason of the fact that he is or was a director, officer, employee, fiduciary or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust, or other enterprise, against expenses (including attorney fees), judgments, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding, if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction or equivalent shall not of itself create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in the best interests of the Corporation and, with respect to any criminal action or proceeding, had reasonable cause to believe his conduct was unlawful.

(B) Indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another Corporation, partnership, joint venture, trust or other enterprise against expenses (including attorney fees) actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in the best interests of the Corporation; but no indemnification shall be made in respect of any claim, issue, or matter as to which such person has been adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless and only to the extent that the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnification for such expenses which such court deems proper.

(C) Indemnify a director, officer, employee, fiduciary or agent of a corporation to the extent he has been successful on the merits in defense of any action, suit, or proceeding referred to in (A) or (B) of this Article XII or in defense of any claim, issue, or matter therein, against expenses (including attorney fees) actually and reasonably incurred by him in connection therewith.

Any indemnification under (A) or (B) of this Article XI (unless ordered by a court) and as distinguished from (C) of this Article shall be made by the Corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee, fiduciary or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in (A) or (B) above. Such determination shall be made by the board of directors by a majority vote of a quorum consisting of directors who were not parties to such action, suit, or proceeding, or, if such a quorum is not obtainable or, even if obtainable, if a quorum of disinterested directors so directs, by independent legal counsel in a written opinion, or by the shareholders.

Expenses (including attorney fees) incurred in defending a civil or criminal action, suit, or proceeding may be paid by the Corporation in advance of the final disposition of such action, suit, or proceeding upon receipt of an undertaking by or on behalf of the director, officer, employee, fiduciary or agent to repay such amount unless it is ultimately determined that he is entitled to be indemnified by the Corporation as authorized in this Article XI.

The indemnification provided by this Article XI shall not be deemed exclusive of any other rights to which those indemnified may be entitled under any by-law, agreement, vote of shareholders or disinterested directors, or otherwise, and any procedure provided for by any of the foregoing, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee, fiduciary or agent and shall inure to the benefit of heirs, executors, and administrators of such a person.

The Corporation may purchase and maintain insurance on behalf of any person who is or was a director, officer, employee, fiduciary or agent of the Corporation or who is or was serving at the request of the Corporation as a director, officer, employee, fiduciary or agent of another corporation, partnership, joint venture, trust or other enterprise against any liability asserted against him and incurred by him in any such capacity or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under provisions of this Article XI.

                                   ARTICLE XII
                      TRANSACTIONS WITH INTERESTED PARTIES

No contract or other transaction between the Corporation and one (1) or more of its directors or any other Corporation, firm, association, or entity in which one (1) or more of its directors are directors or officers or are financially interested shall be either void or voided solely because of such relationship or interest, or solely because such directors are present at the meeting of the board of directors or a committee thereof which authorizes, approves, or ratifies such contract or transaction, or solely because their votes are counted for such purpose if:

(A) The fact of such relationship or interest is disclosed or known to the Board of Directors or committee that authorizes, approves, or ratifies the contract or transaction by a vote or consent sufficient for the purpose without counting the votes or consents of such interested directors;

(B) The fact of such relationship or interest is disclosed or known to the shareholders entitled to vote and they authorize, approve, or ratify such contract or transaction by vote or written consent; or

(C) The contract or transaction is fair and reasonable to the Corporation.

Common or interested directors may be counted in determining the presence of a quorum, as herein previously defined, at a meeting of the Board of Directors or a committee thereof that authorizes, approves, or ratifies such contract or transaction.

                                  ARTICLE XIII
                             VOTING OF SHAREHOLDERS

Except as may be otherwise required by law, if a quorum is present, the affirmative vote of a majority of the outstanding shares represented at the meeting and entitled to vote thereon, or of any class or series, shall be the act of the shareholders on all matters except the election of directors. Directors shall be elected by plurality vote.

                                   ARTICLE XIV
                             LIABILITY OF DIRECTORS

To the maximum extent permitted by law, no director of the Corporation shall be personally liable for money damages to the Corporation or any of its stockholders for money damages for breach of fiduciary duty as a director.

                                   ARTICLE XV
                                  INCORPORATOR

The name and address of the incorporator is as follows:

Michael Anthony
330 Clematis Street, Ste. 217
West Palm Beach, FL  33401

IN WITNESS WHEREOF, the incorporator has executed this Certificate of Incorporation on September 10, 2007.


/s/ Michael Anthony
-----------------------------
Michael Anthony

                                    EXHIBIT C
                 AMENDMENT TO DELAWARE ARTICLES OF INCORPORATION

                            CERTIFICATE OF AMENDMENT
                                     TO THE
                          CERTIFICATE OF INCORPORATION
                                       OF
                                   VOXEL, INC.

      VOXEL, INC., a corporation organized and existing under the General Corporation Law of the State of Delaware (the "Corporation"), hereby certifies that the amendment set forth below to the Corporation's Certificate of Incorporation was duly adopted in accordance with the provisions of Section 242 of the General Corporation Law of the State of Delaware:

First: Article I is hereby amended in its entirety to read:

                                   "ARTICLE I

                                      NAME

The name of the Corporation shall be "Dover Glen, Inc."

Second: Article VI, is hereby amended to read as follows:

                                   "ARTICLE VI

                                  CAPITAL STOCK

The total number of shares of stock which the Corporation shall have the authority to issue is 325,000,000, of which 300,000,000 shall be designated common stock, par value $.001 per share, and of which 25,000,000 shall be designated preferred stock, par value $.001 per share.

Preferred Stock:

The Board of Directors of the Corporation is vested with the authority to determine and state the designations and preferences, limitations, relative rights and voting rights, if any, of each series by the adoption and filing in accordance with the Delaware General Corporation Law, before the issuance of any shares of such series, of an amendment or amendments to this Certificate of incorporation determining the terms of such series, which amendment need not be approved by the stockholders or the holders of any class or series of shares except as provided by law. All shares of preferred stock of the same series shall be identical.

No share shall be issued without consideration being exchanged, and it shall thereafter be non-assessable.

The following is a description of each class of stock of the Corporation with the preferences, conversion and other rights, restrictions, voting powers, limitations as to distributions, qualifications, and terms and conditions of redemption of each class:

FIRST: The Common Stock shall have voting rights such that each share of Common Stock duly authorized, issued and outstanding shall entitle its holder to one vote.

SECOND: Section 1. There shall be a series of the voting preferred stock of the Company which shall be designated as the "Series B Preferred Stock," $0.001 par value, and the number of shares constituting such series shall be Ten Million (10,000,000). Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, however, that no decrease shall reduce the number of shares of Series B Preferred Stock to a number less than that of the shares then outstanding plus the number of shares issuable upon exercise of outstanding rights, options or warrants or upon conversion of outstanding securities issued by the Company. The holders of Series B Preferred Stock may be referred to herein as "Holders".

      Section 2. Dividends and Distributions.

      Subject to the rights of the holders of any shares of any series of preferred stock of the Company ranking prior and superior to the Series B Preferred Stock with respect to dividends, the holders of shares of Series B Preferred Stock, in preference to the holders of shares of Common Stock, $0.001 par value (the "Common Stock"), of the Company and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, dividends at the annual rate of eight cents ($.08) per share all of which dividends must be paid prior to payment of any dividends on Common Stock.

      Section 3. Voting Rights.

      The holders of shares of Series B Preferred Stock shall have the following voting rights:

      (a) Each share of Series B Preferred Stock shall entitle the holder thereof to 10 votes on all matters submitted to a vote of the stockholders of the Company.

      (b) Except as otherwise provided herein, in the Company's Articles of Incorporation or by law, the holders of shares of Series B Preferred Stock, the holders of shares of Common Stock, and the holders of shares of any other capital stock of the Company having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Company.

      Section 4. Conversion. The holders of the Series B Preferred Stock shall have conversion rights as follows (the "Conversion Rights"):

      (a) Right to convert. Each share of Series B Preferred Stock shall be convertible, at the option of the holder thereof, at any time after the date of issuance of such share at the office of the corporation or any transfer agent for such Series B Preferred Stock. Each share of Series B Preferred Stock shall be convertible into ten (10) shares of Common Stock (the "Conversion Price"). In the event that the Company has not maintained sufficient common stock to allow for the conversion, at the time of a conversion election, the Company agrees to forthwith take necessary steps to amend its articles of incorporation to provide for sufficient authorized common stock to allow for conversion.

      (b) Mechanics of Conversion. No fractional shares of Common Stock shall be issued upon conversion of the Series B Preferred Stock. In lieu of any fractional shares to which the holder would otherwise be entitled, the Company shall pay cash equal to such fraction multiplied by the fair market value of a share of Common Stock. Before any holder of Series B Preferred Stock shall be entitled to convert the same into full shares of Common Stock, it shall surrender the certificate or certificates therefore, duly endorsed, at the office of the Company or of any transfer agent for the Series B Preferred Stock, and shall give written notice to the Company at such office that it elects to convert the same. The Company shall, as soon as practicable thereafter, issue and deliver at such office to such holder of Series B Preferred Stock a certificate or certificates, registered in such names as specified by the holder, for the number of shares of Common Stock to which such holder shall be entitled as aforesaid and a check payable to the holder in the amount of any cash amounts payable as the result of a conversion into fractional shares of Common Stock, and any accrued and unpaid dividends on the converted Series B Preferred Stock. Such conversion shall be deemed to have been made immediately prior to the close of business on the date of such surrender of the shares of Series B Preferred Stock to be converted, and the person or persons entitled to receive the shares of Common Stock issuable upon such conversion shall be treated for all purposes as the record holder or holders of such shares of Common Stock on such date.

      (c) Subdivision or Combination of Common Stock. If the Company at any time subdivides (by any stock split, stock dividend or otherwise) one or more classes of its outstanding shares of common stock into a greater number of shares, the conversion price in effect immediately prior to such subdivision shall be proportionately reduced, and if the Company at any time combines (by reverse stock split or otherwise) one or more classes of its outstanding shares of common stock into a smaller number of shares, the Conversion Price in effect immediately prior to such combination shall be proportionately increased.

      (d) Reorganization, Reclassification, Consolidation, Merger or Sale. If any reorganization, reclassification, consolidation, merger or any sale of all or substantially all of the Company's assets to another person (collectively an "Organic Change") is effected in such a way that holders of shares of all classes of the Company's common stock are entitled to receive (either directly or upon subsequent liquidation) securities or assets with respect to or in exchange for such common stock, then, as a condition to such Organic Change, lawful and adequate provision (in form and substance satisfactory to the Holder) shall be made where the Holder shall thereafter have the right to acquire and receive in lieu of Shares immediately theretofore acquirable and receivable upon the conversion of this Series B Preferred Stock such securities or assets as may be issued or payable with respect to or in exchange for the number of Shares immediately theretofore acquirable and receivable upon exercise of this Series B Preferred Stock had such Organic Change not taken place. In any such case, appropriate provision shall be made with respect to the Holder's rights and interests to the end that the provisions of this Section 4 and Sections 5 and 6 shall thereafter be applicable in relation to any securities or assets thereafter deliverable upon the conversion of this Series B Preferred Stock (including, in the case of any such consolidation, merger or sale in which the successor corporation or purchasing corporation is other than the Company, an immediate adjustment of the conversion price to the value of the Shares reflected by the terms of such consolidation, merger or sale, and a corresponding immediate adjustment in the number of Shares acquirable and receivable upon conversion of this Series B Preferred Stock, if the value so reflected is less than the conversion price in effect immediately prior to such consolidation, merger or sale). The Company shall not effect any such consolidation, merger or sale unless prior to the consummation thereof the successor corporation (if other than the Company) resulting from consolidation or merger or the corporation purchasing such assets assumes by written instrument (in form reasonably satisfactory to the Holder) the obligation to deliver to the Holder such securities or assets as, in accordance with the foregoing provisions, the Holder may be entitled to acquire.

      (e) Notices.

             (i) Immediately upon any adjustment of the conversion price, the Company shall send written notice thereof to the Holder.

             (ii) The Company shall send written notice to the Holder at least fifteen (15) days prior to the date on which the Company closes its books or takes a record (A) with respect to any dividend or distribution upon shares of any class of the Company's common stock, (B) with respect to any pro rata subscription offer to holders of shares of any class of the Company's common stock, or (C) for determining rights to vote with respect to any Organic Change, dissolution or liquidation.

             (iii) The Company shall also give at least fifteen (15) days prior written notice of the date on which any Organic Change, dissolution or liquidation shall take place.

      Section 5. Reacquired Shares.

      Any shares of Series B Preferred Stock purchased or otherwise acquired by the Company in any manner whatsoever shall be retired and canceled promptly after the acquisition thereof. The Company shall cause all such shares upon their cancellation to be authorized but unissued shares of Preferred Stock which may be reissued as part of a new series of Preferred Stock, subject to the conditions and restrictions on issuance set forth herein.

      Section 6. Ranking.

      The Series B Preferred Stock shall rank junior to all other series of the Company's Preferred Stock as to the payment of dividends and the distribution of assets, unless the terms of any such series shall provide otherwise.

      Section 7. Fractional Shares.

      Series B Preferred Stock may be issued in fractions which are integral multiples of one one-hundredth of a share. Fractions of shares of Series B Preferred Stock may, at the election of the Company, be evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by the Company. The holders of such depositary receipts shall have all the rights, privileges and preferences to which they are entitled as beneficial owners of the Series B Preferred Stock represented by such depositary receipts.

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

      Section 8. Liquidation Preference.

      In the event of any liquidation, dissolution, or winding up of the Corporation, whether voluntary or not, the holders of Series B Preferred Stock shall be entitled to receive, before any amount shall be paid to holders of Common Stock, an amount per share equal to $1.00 as adjusted for stock splits, combinations, or similar events. If, upon the occurrence of a liquidation, dissolution, or winding up, the assets and surplus funds distributed among the holders of the Preferred Stock shall be insufficient to permit the payment to such holders of the full preferential amount, then the entire assets and surplus funds of the corporation legally available for distribution shall be distributed ratably among the holders of Series B Preferred Stock based on the number of shares held and the liquidation preference of $1.00 (as adjusted). If, upon the occurrence of a liquidation, dissolution, or winding up, after the payment to the holders of Series B Preferred Stock of the preferential amount, assets or surplus funds remain in the Corporation, the holders of Series B Preferred Stock and Common Stock shall be entitled to receive all such remaining assets and surplus funds ratably on a per share owned basis.

Third: All the rest and remainder of the Certificate of Incorporation of the Corporation shall remain in full force and effect.

Fourth: The effective date of this Amendment shall be June 25, 2008.

      IN WITNESS WHEREOF, the Corporation has caused this Certificate of Amendment to be signed by its duly authorized officer as of this 25th day of June, 2008.

                                             VOXEL, INC.

                                             By: /s/ Michael Anthony
                                                --------------------------------
                                                Michael Anthony, President


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